UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2022
MFS®  Charter Income Trust
MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust
New York Stock Exchange Symbol: MCR

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility has ebbed and flowed, driven largely by the market’s focus on the potential for shifts in the trajectory of central bank policy.
There are, however, encouraging signs for the markets. China recently significantly relaxed its zero-COVID policy, and while cases there have increased dramatically, the hope is that an earlier economic reopening may be achieved once the current wave of infections subsides. Meanwhile, unemployment is low and global supply chain bottlenecks are easing. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
January 13, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
High Yield Corporates	62.5%
Emerging Markets Bonds	24.4%
Investment Grade Corporates	9.4%
Mortgage-Backed Securities	2.9%
Commercial Mortgage-Backed Securities	2.0%
Collateralized Debt Obligations	1.9%
Municipal Bonds	0.7%
Asset-Backed Securities	0.6%
U.S. Treasury Securities	(5.9)%
Non-U.S. Government Bonds	(8.9)%
Portfolio facts
Average Duration (d)	6.3
Average Effective Maturity (m)	9.0 yrs.

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	6.0%
AA	5.8%
A	7.0%
BBB	13.9%
BB	41.2%
B	26.8%
CCC	8.8%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	16.5%
Federal Agencies	2.9%
Not Rated	(39.4)%
Non-Fixed Income	1.2%
Cash & Cash Equivalents (Less Liabilities) (b)	(30.9)%
Other (q)	40.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents (Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.

Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(f)	The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs and not the indirect exposure to the underlying holdings.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes equivalent exposure from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of November 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2022, shares of the MFS Charter Income Trust (fund) provided a total return of -10.36%, at net asset value and a total return of -11.33%, at market value. This compares with a return of -8.95% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (Blended Index), generated a return of -11.31%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. Among the developed market central banks, the Fed was expected to have the most aggressive monetary policy for curbing inflation and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, the fund's use of leverage significantly detracted from performance relative to the Blended Index. The fund employs leverage that has been created through the use of a loan agreement with a bank. To the extent that investments are purchased through the use of leverage, the fund's net asset value may increase or decrease at a greater rate than a comparable unleveraged fund.
Bond selection within government-related sovereign bonds held back relative returns. Additionally, bond selection within “BBB” and “B” rated(r) securities detracted from the fund’s relative returns.
Conversely, the fund’s yield curve(y) positioning, particularly along the US, Canadian and United Kingdom yield curves, benefited relative results.
Foreign currency exposure, notably the fund’s underweight exposure to the euro, British pound and New Zealand dollar, also strengthened relative returns as these currencies depreciated against the US dollar over the reporting period.
The fund's asset allocation decisions supported relative results, particularly its overweight exposure to “not rated“ and “BB” rated bonds. Additionally, favorable security selection within “BB” rated bonds further contributed to the fund’s relative performance.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's net asset value (NAV) per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. However, the adviser believes the policy may benefit the fund’s market price and premium/discount to the fund’s NAV. For the twelve months ended November 30, 2022, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $18,849,582 and a tax return of capital distribution of $7,693,993. See ”Managed Distribution Policy Disclosure“ in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
Robert Spector, Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Matt Ryan, Michael Skatrud, and Erik Weisman
(r)	Securities rated ”BBB“, ”Baa“, or higher are considered investment grade; securities rated ”BB“, ”Ba“, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none

Management Review - continued
of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/22
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 11/30/22
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	7/20/89	(11.33)%	4.62%	4.39%
Net Asset Value (r)	7/20/89	(10.36)%	2.48%	4.11%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(8.95)%	2.49%	4.25%
MFS Charter Income Trust Blended Index (f)(w)	(11.31)%	1.14%	2.69%
Bloomberg U.S. Government/Mortgage Index (f)	(11.99)%	(0.08)%	0.71%
FTSE World Government Bond Non-Dollar Hedged Index (f)	(11.33)%	0.47%	2.22%
JPMorgan Emerging Markets Bond Index Global (f)	(15.58)%	(0.95)%	1.40%
Bloomberg U.S. Credit Index (f)	(14.96)%	0.67%	1.85%

(f)	Source: FactSet Research Systems Inc.

Performance Summary  - continued
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.
(w)	The MFS Charter Income Trust Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

11/30/22
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	42.0%
Bloomberg U.S. Government/Mortgage Index	20.0%
FTSE World Government Bond Non-Dollar Hedged Index	15.2%
JPMorgan Emerging Markets Bond Index Global	12.8%
Bloomberg U.S. Credit Index	10.0%
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
FTSE World Government Bond Non-Dollar Hedged Index(b) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)	©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

Performance Summary  - continued
The fund's target annual distribution rate is calculated based on an annual rate of 8.00% of the fund's average monthly net asset value, not a fixed share price, and the fund's dividend amount will fluctuate with changes in the fund's average monthly net assets.
Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in debt instruments.
MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.
In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated

Investment Objective, Principal Investment Strategies and Principal Risks - continued
for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.
Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk: Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction

Investment Objective, Principal Investment Strategies and Principal Risks - continued
plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. The current period of historically low interest rates may heighten the risks associated with rising interest rates because there may be a greater likelihood of interest rates increasing and interest rates may increase rapidly. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities or durations, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates. Fluctuations in the market price of fixed-rate instruments held by the fund may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if an instrument has a longer maturity or duration and is therefore more sensitive to changes in interest rates.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more

Investment Objective, Principal Investment Strategies and Principal Risks - continued
sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.
Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets (emerging markets that are early in their development), can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many

Investment Objective, Principal Investment Strategies and Principal Risks - continued
emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, the fund may distribute a return of capital to pay the distribution. In certain cases, the fund may sell portfolio investments at less opportune times in order to pay such distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s

Investment Objective, Principal Investment Strategies and Principal Risks - continued
distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated. Please see “Managed Distribution Policy Disclosure” in this report for additional information regarding the plan.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund was not leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the 1940 Act to maintain asset coverage of at least 200% on outstanding preferred shares and at least 300% on outstanding indebtedness; however, the fund may be required to abide by asset coverage or other requirements that are more stringent than those imposed by the 1940 Act. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act, any applicable loan agreement, any applicable offering documents for preferred shares issued by the fund, and the rating agencies that rate the preferred shares. The fund may be prohibited from declaring and paying common share dividends and distributions if the fund fails to satisfy the 1940 Act’s asset coverage requirements or other agreed upon asset coverage requirements. In these situations, the fund may choose to repurchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay dividends and distributions on common shares in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets at an inopportune time. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not

Investment Objective, Principal Investment Strategies and Principal Risks - continued
advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of the holders of a majority of its shares as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities (“Majority Shareholder Vote”). Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contacts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.
For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of November 30, 2022, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of November 30, 2022), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					24.96%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					4.69%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					1.17%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-14.89%	-8.22%	-1.56%	5.10%	11.77%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018; Portfolio Manager of Man GLG from 2014 to 2018.
Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to 2019.
Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

Portfolio of Investments
11/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 129.7%
Aerospace & Defense – 1.6%
Boeing Co., 5.805%, 5/01/2050		$151,000	$142,462
Bombardier, Inc., 7.5%, 3/15/2025 (n)		301,000	301,451
Bombardier, Inc., 7.125%, 6/15/2026 (n)		427,000	419,523
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		725,000	589,062
Moog, Inc., 4.25%, 12/15/2027 (n)		885,000	794,287
Raytheon Technologies Corp., 2.82%, 9/01/2051		166,000	113,810
TransDigm, Inc., 6.25%, 3/15/2026 (n)		275,000	273,664
TransDigm, Inc., 6.375%, 6/15/2026		535,000	525,440
TransDigm, Inc., 5.5%, 11/15/2027		1,235,000	1,163,987
TransDigm, Inc., 4.625%, 1/15/2029		510,000	448,734
			$4,772,420
Airlines – 0.0%
EasyJet Finco B.V., 1.875%, 3/03/2028	EUR	140,000	$122,437
Alcoholic Beverages – 0.0%
Pernod Ricard S.A., 3.75%, 11/02/2032	EUR	100,000	$107,467
Apparel Manufacturers – 0.0%
Tapestry, Inc., 3.05%, 3/15/2032		$157,000	$121,485
Asset-Backed & Securitized – 4.4%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.142%, 11/15/2054 (i)		$3,789,104	$225,914
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	100,000	90,871
ACREC 2021-FL1 Ltd., “C”, FLR, 6.061% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)		$229,500	215,007
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 5.66% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)		154,500	145,569
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 6.161% (LIBOR - 1mo. + 2.25%), 1/15/2037 (n)		261,500	247,455
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 5.629% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)		250,000	242,516
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 5.958% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)		300,000	286,296
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 5.879% (LIBOR - 1mo. + 2%), 12/15/2035 (n)		200,000	186,247
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 5.475% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)		100,000	93,535
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 5.825% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)		275,500	255,140

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 5.518% (SOFR - 30 day + 2.3%), 1/15/2037 (n)	$327,000	$314,135
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 6.217% (SOFR - 30 day + 3%), 1/15/2037 (n)	208,000	190,710
AREIT 2022-CRE6 Trust, “C”, FLR, 5.542% (SOFR - 30 day + 2.15%), 1/16/2037 (n)	100,000	92,777
AREIT 2022-CRE6 Trust, “D”, FLR, 6.242% (SOFR - 30 day + 2.85%), 12/17/2024 (n)	100,000	92,200
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.629% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	130,711	158,991
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.736%, 4/15/2053 (i)	1,981,939	146,133
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.422%, 7/15/2054 (i)	992,301	73,006
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.751%, 2/15/2054 (i)	2,280,686	209,758
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.148%, 12/15/2055 (w)	118,289	124,356
Benchmark 2020-B18 Mortgage Trust, “XA”, 1.79%, 7/15/2053 (i)	3,382,974	270,552
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.379%, 2/15/2054 (i)	3,620,101	248,248
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.15%, 3/15/2054 (i)	1,995,239	123,608
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.998%, 6/15/2054 (i)	5,527,378	275,796
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.383%, 7/15/2054 (i)	6,958,584	498,387
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.396%, 8/15/2054 (i)	2,340,836	167,638
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.809%, 7/15/2055 (i)	8,926,377	441,244
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.943%, 11/15/2055	46,000	46,198
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 5.925% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	100,000	92,678
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 6.175% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	100,000	91,922
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	229,481	207,987
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	86,884	75,626

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	$75,501	$61,316
BXMT 2021-FL4 Ltd., “B”, FLR, 5.425% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	549,000	512,970
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	144,389	134,986
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	437,500	398,753
CarMax Auto Owner Trust, 2022-2, “A4”, 3.62%, 9/15/2027	155,000	148,596
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	91,436	80,932
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	91,436	79,793
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.78%, 4/15/2054 (i)	1,577,616	69,593
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.98%, 6/15/2063 (i)	998,253	56,760
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.152%, 6/15/2064 (i)	1,303,287	78,062
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.916%, 4/15/2065	257,000	218,950
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	4,324,931	43
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 5.745% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	114,000	108,905
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 5.436% (LIBOR - 1mo. + 1.6%), 5/16/2038 (n)	297,500	282,990
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 5.894% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	440,000	412,994
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 5.625% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	375,000	347,704
LoanCore 2021-CRE5 Ltd., “B”, FLR, 5.875% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	258,000	238,369
MF1 2020-FL4 Ltd., “AS”, FLR, 6.078% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	154,000	147,636
MF1 2021-FL5 Ltd., “B”, FLR, 5.428% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	423,500	400,258
MF1 2021-FL5 Ltd., “C”, FLR, 5.678% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	213,000	198,036
MF1 2021-FL5 Ltd., “D”, FLR, 6.478% (LIBOR - 1mo. + 2.5%), 7/15/2036 (n)	755,000	703,896

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2021-FL6 Ltd., “B”, FLR, 5.56% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)		$450,000	$423,538
MF1 2022-FL8 Ltd., “C”, FLR, 5.617% (SOFR - 30 day + 2.2%), 2/19/2037 (n)		110,841	104,152
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.419%, 5/15/2054 (i)		1,032,272	72,441
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.345%, 6/15/2054 (i)		3,116,012	200,764
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 4.642% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		103,000	103,135
PFP III 2021-7 Ltd., “B”, FLR, 5.303% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)		212,489	198,023
PFP III 2021-7 Ltd., “C”, FLR, 5.554% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)		199,990	185,172
PFP III 2021-8 Ltd., “B”, FLR, 5.403% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)		105,000	94,360
RAC Bond Co. PLC, 4.87%, 5/06/2026	GBP	100,000	109,819
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)		$74,210	73,712
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 6.025% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)		157,500	147,632
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 5.711% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)		190,000	181,689
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 6.01% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)		100,000	92,554
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 5.31% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		150,000	142,517
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 5.76% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)		310,000	292,993
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.672%, 8/15/2054 (i)		1,984,971	177,948
			$13,212,491
Automotive – 2.0%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$1,115,000	$1,091,147
Dana, Inc., 5.375%, 11/15/2027		544,000	498,478
Dana, Inc., 4.25%, 9/01/2030		315,000	252,006
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		704,000	468,489
Ford Motor Co., 5.113%, 5/03/2029		885,000	825,077
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		1,370,000	1,296,362
Hyundai Capital America, 6.375%, 4/08/2030 (n)		177,000	180,773
Mercedes-Benz Financial Services (Canada), 3%, 2/23/2027	EUR	60,000	62,258

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Automotive – continued
RAC Bond Co. PLC, 5.25%, 11/04/2027 (n)	GBP	250,000	$232,851
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		$560,000	386,400
Stellantis N.V., 2.75%, 4/01/2032	EUR	100,000	91,567
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)		380,000	305,468
Volkswagen International Finance N.V., 4.375% to 3/28/2031, FLR (EUR Swap Rate - 9yr. + 3.36%) to 3/28/2032, FLR (EUR Swap Rate - 9yr. + 3.61%) to 3/28/2051, FLR (EUR Swap Rate - 9yr. + 4.11%) to 3/28/2168		100,000	86,878
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		$318,000	117,029
			$5,894,783
Broadcasting – 2.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$587,000	$459,515
Discovery, Inc., 4.125%, 5/15/2029		78,000	68,669
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		1,161,000	885,808
iHeartCommunications, Inc., 8.375%, 5/01/2027		781,000	695,090
Prosus N.V., 1.539%, 8/03/2028	EUR	150,000	122,612
Prosus N.V., 2.085%, 1/19/2030		100,000	78,436
Prosus N.V., 3.061%, 7/13/2031 (n)		$329,000	245,603
Prosus N.V., 2.031%, 8/03/2032	EUR	100,000	71,283
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		$790,000	703,100
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		740,000	595,700
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	423,495	341,569
Ubisoft Entertainment S.A., 0.878%, 11/24/2027		100,000	79,406
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$508,000	432,435
Warnermedia Holdings, Inc., 4.279%, 3/15/2032 (n)		200,000	169,800
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		1,129,000	978,470
WMG Acquisition Corp., 2.25%, 8/31/2031 (n)	EUR	242,000	194,283
WMG Acquisition Corp., 2.25%, 8/31/2031		140,000	112,395
			$6,234,174
Brokerage & Asset Managers – 1.6%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$686,000	$693,059
Ameriprise Financial, Inc., 4.5%, 5/13/2032		59,000	57,731
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		650,000	527,058
Banco BTG Pactual S.A. (Cayman Islands Branch), 4.5%, 1/10/2025 (n)		906,000	875,196
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		860,000	794,476
LPL Holdings, Inc., 4%, 3/15/2029 (n)		559,000	487,635
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		260,000	223,526
NFP Corp., 4.875%, 8/15/2028 (n)		540,000	467,873

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
NFP Corp., 6.875%, 8/15/2028 (n)		$730,000	$617,456
			$4,744,010
Building – 3.0%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$1,475,000	$1,334,890
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		593,000	442,587
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		1,050,000	850,468
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	100,000	85,088
Imerys S.A., 1%, 7/15/2031	EUR	100,000	73,128
Interface, Inc., 5.5%, 12/01/2028 (n)		$995,000	803,223
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		500,000	410,000
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		260,000	235,300
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		556,000	512,454
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		830,000	790,027
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		550,000	489,500
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		685,000	568,152
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	225,000	196,156
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$731,000	662,516
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		880,000	721,600
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		160,000	122,662
Vulcan Materials Co., 3.5%, 6/01/2030		137,000	122,052
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		625,000	538,724
			$8,958,527
Business Services – 1.6%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$550,000	$513,727
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	200,000	187,079
Fiserv, Inc., 4.4%, 7/01/2049		$95,000	78,300
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		630,000	551,943
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		520,000	488,951
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		570,000	532,950
Mastercard, Inc., 3.3%, 3/26/2027		212,000	204,151
Mastercard, Inc., 3.85%, 3/26/2050		77,000	67,172
Switch Ltd., 3.75%, 9/15/2028 (n)		601,000	605,870
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	674,595
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		700,000	700,161
Visa, Inc., 3.65%, 9/15/2047		118,000	100,410
			$4,705,309

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – 5.7%
Cable One, Inc., 4%, 11/15/2030 (n)		$679,000	$547,077
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		425,000	402,258
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		1,960,000	1,685,057
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,425,000	1,200,562
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		820,000	665,676
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		450,000	350,550
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		101,000	75,780
Comcast Corp., 3.75%, 4/01/2040		143,000	119,491
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		200,000	179,029
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		1,350,000	919,350
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		605,000	464,338
DISH DBS Corp., 7.75%, 7/01/2026		470,000	393,672
DISH DBS Corp., 5.25%, 12/01/2026 (n)		650,000	558,025
DISH DBS Corp., 5.125%, 6/01/2029		450,000	296,460
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		893,000	844,715
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)		210,000	173,573
SES S.A., 3.5%, 1/14/2029	EUR	100,000	96,810
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)		$815,000	666,263
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		642,000	567,412
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		1,395,000	1,298,884
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		1,400,000	1,253,700
Videotron Ltd., 5.125%, 4/15/2027 (n)		473,000	452,188
Videotron Ltd., 3.625%, 6/15/2029 (n)		283,000	239,066
Virgin Media Finance PLC, 3.75%, 7/15/2030	EUR	255,000	210,637
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		$1,000,000	832,100
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		1,200,000	1,028,712
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028		267,000	152,190
Ziggo Bond Finance B.V., 3.375%, 2/28/2030	EUR	370,000	294,061
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		$1,315,000	1,066,820
			$17,034,456
Chemicals – 2.0%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$540,000	$495,108
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		1,340,000	1,096,850
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)		700,000	611,625
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		925,000	790,561

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – continued
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	$500,000	$400,000
Ingevity Corp., 3.875%, 11/01/2028 (n)	923,000	786,858
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	678,000	558,204
LYB International Finance III, LLC, 4.2%, 5/01/2050	139,000	104,148
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	705,000	561,356
Sasol Financing (USA) LLC, 5.5%, 3/18/2031	550,000	456,398
Sherwin-Williams Co., 3.8%, 8/15/2049	38,000	28,844
		$5,889,952
Computer Software – 1.0%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$410,000	$388,565
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	200,000	179,756
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	770,000	659,313
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	705,000	606,547
Microsoft Corp., 3.3%, 2/06/2027	145,000	140,249
Microsoft Corp., 2.525%, 6/01/2050	214,000	147,379
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)	467,000	449,735
PTC, Inc., 3.625%, 2/15/2025 (n)	305,000	290,745
		$2,862,289
Computer Software - Systems – 1.3%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$1,330,000	$1,318,236
Fair Isaac Corp., 4%, 6/15/2028 (n)	131,000	119,865
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)	292,000	299,300
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	1,055,000	1,008,334
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	830,000	684,750
Virtusa Corp., 7.125%, 12/15/2028 (n)	525,000	393,750
		$3,824,235
Conglomerates – 2.0%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$500,000	$445,000
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	1,265,000	1,113,200
Gates Global LLC, 6.25%, 1/15/2026 (n)	805,000	776,189
Griffon Corp., 5.75%, 3/01/2028	751,000	698,543
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	882,000	652,442
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	520,000	524,373
TriMas Corp., 4.125%, 4/15/2029 (n)	1,926,000	1,641,915
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	207,000	198,835
		$6,050,497

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Construction – 1.0%
Empire Communities Corp., 7%, 12/15/2025 (n)		$545,000	$479,291
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		280,000	251,272
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		615,000	506,443
Meritage Homes Corp., 3.875%, 4/15/2029 (n)		620,000	525,450
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		821,000	762,783
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		543,000	440,091
			$2,965,330
Consumer Products – 1.4%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	340,000	$282,218
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$472,000	401,540
JAB Holdings B.V., 2.25%, 12/19/2039	EUR	100,000	74,311
Mattel, Inc., 3.375%, 4/01/2026 (n)		$572,000	525,273
Mattel, Inc., 5.875%, 12/15/2027 (n)		304,000	297,264
Mattel, Inc., 6.2%, 10/01/2040		135,000	115,536
Mattel, Inc., 5.45%, 11/01/2041		210,000	165,375
Newell Brands, Inc., 6.375%, 9/15/2027		392,000	388,609
Newell Brands, Inc., 6.625%, 9/15/2029		474,000	465,705
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		630,000	593,775
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		250,000	211,230
Spectrum Brands, Inc., 3.875%, 3/15/2031 (n)		295,000	220,513
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		575,000	338,531
			$4,079,880
Consumer Services – 2.9%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$216,000	$205,200
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		670,000	604,608
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		400,000	286,726
ANGI Group LLC, 3.875%, 8/15/2028 (n)		891,000	669,364
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		830,000	666,980
Booking Holdings, Inc., 4.75%, 11/15/2034	EUR	100,000	110,699
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		$1,263,000	1,067,334
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		522,000	482,899
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		660,000	613,320
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		910,000	813,903
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		275,000	229,625
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		55,000	42,029
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		570,000	436,004
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		430,000	316,050
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)		1,968,329	481,038

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		$1,575,000	$1,309,219
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)		458,000	429,293
			$8,764,291
Containers – 2.3%
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (p)	EUR	235,000	$171,528
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)		$655,000	484,700
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)		565,000	476,455
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029 (n)	EUR	220,000	170,554
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)		$646,000	516,800
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		1,080,000	816,804
Ball Corp., 3.125%, 9/15/2031		590,000	468,755
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		350,000	301,000
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		1,176,000	926,100
Crown Americas LLC, 5.25%, 4/01/2030 (n)		550,000	508,750
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		920,000	879,437
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		490,000	474,521
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		625,000	585,140
			$6,780,544
Electrical Equipment – 0.4%
Arrow Electronics, Inc., 2.95%, 2/15/2032		$182,000	$145,105
CommScope Technologies LLC, 5%, 3/15/2027 (n)		937,000	714,762
Telefonaktiebolaget LM Ericsson, 1.125%, 2/08/2027	EUR	140,000	125,796
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029		140,000	110,852
			$1,096,515
Electronics – 1.2%
Broadcom, Inc., 3.419%, 4/15/2033 (n)		$133,000	$108,067
Broadcom, Inc., 3.137%, 11/15/2035 (n)		168,000	124,501
Broadcom, Inc., 3.187%, 11/15/2036 (n)		4,000	2,913
Entegris, Inc., 4.375%, 4/15/2028 (n)		290,000	256,270
Entegris, Inc., 3.625%, 5/01/2029 (n)		480,000	398,400
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		350,000	349,244

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – continued
Sensata Technologies B.V., 5%, 10/01/2025 (n)		$1,160,000	$1,133,494
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)		385,000	365,609
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		410,000	363,098
Synaptics, Inc., 4%, 6/15/2029 (n)		710,000	591,578
			$3,693,174
Emerging Market Quasi-Sovereign – 4.5%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		$1,074,000	$1,071,315
CEZ A.S. (Czech Republic), 2.375%, 4/06/2027	EUR	100,000	95,433
China Construction Bank Corp., Hong Kong Branch, 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029		$960,000	946,313
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)		202,000	155,239
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		404,000	319,976
Emirates NBD Bank PJSC, 6.125% to 7/09/2026, FLR (Swap Rate - 6yr. + 5.702%) to 1/09/2170		238,000	228,065
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		600,000	563,619
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		1,022,000	966,563
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		624,000	584,220
Export-Import Bank of India, 2.25%, 1/13/2031 (n)		300,000	238,878
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		299,000	245,816
Indian Railway Finance Corp., 2.8%, 2/10/2031		800,000	657,700
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		700,000	598,500
Korea Development Bank, 4.25%, 9/08/2032		531,000	510,599
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.875%, 11/07/2029 (n)		1,086,000	969,255
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (a)(n)		1,116,000	200,880
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		200,000	163,398
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		650,000	469,162
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		200,000	188,600
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	819,024
Petroleos Mexicanos, 5.95%, 1/28/2031		200,000	149,793
Petroleos Mexicanos, 6.75%, 9/21/2047		980,000	622,067
Petroleos Mexicanos, 7.69%, 1/23/2050		200,000	137,632
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)		200,000	185,000

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
PT Pertamina (Persero) (Republic of Indonesia), 5.625%, 5/20/2043		$200,000	$187,845
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		554,000	501,813
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,265,000	1,293,336
SPP-Distribucia A.S. (Republic of Slovakia), 1%, 6/09/2031	EUR	150,000	101,855
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		$500,000	505,904
			$13,677,800
Emerging Market Sovereign – 12.0%
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$320,000	$237,056
Arab Republic of Egypt, 8.5%, 1/31/2047		1,265,000	844,084
Dominican Republic, 5.5%, 2/22/2029 (n)		761,000	696,914
Dominican Republic, 5.3%, 1/21/2041 (n)		181,000	137,906
Dominican Republic, 5.875%, 1/30/2060 (n)		2,249,000	1,667,071
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		519,000	431,367
Federative Republic of Brazil, 3.875%, 6/12/2030		500,000	435,989
Hellenic Republic (Republic of Greece), 0%, 2/12/2026	EUR	885,000	829,061
Hellenic Republic (Republic of Greece), 2%, 4/22/2027 (n)		1,470,000	1,452,569
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)		2,912,000	2,463,029
Hellenic Republic (Republic of Greece), 1.875%, 1/24/2052		245,000	157,460
Kingdom of Morocco, 1.375%, 3/30/2026		428,000	403,522
Kingdom of Morocco, 2%, 9/30/2030		100,000	81,000
Kingdom of Morocco, 3%, 12/15/2032 (n)		$459,000	363,611
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	49,975,000	1,084,388
People's Republic of China, 3.03%, 3/11/2026	CNY	13,370,000	1,903,790
People's Republic of China, 3.13%, 11/21/2029		8,280,000	1,184,893
Republic of Angola, 9.375%, 5/08/2048		$670,000	558,277
Republic of Argentina, 1.5%, 7/09/2035		627,494	146,684
Republic of Benin, 6.875%, 1/19/2052 (n)	EUR	214,000	161,543
Republic of Benin, 6.875%, 1/19/2052		400,000	301,949
Republic of Cote d'Ivoire, 5.25%, 3/22/2030		929,000	813,299
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		300,000	238,043
Republic of Croatia, 1.125%, 3/04/2033		344,000	280,876
Republic of Ghana, 8.125%, 3/26/2032 (n)		$305,000	107,592
Republic of Guatemala, 6.125%, 6/01/2050 (n)		777,000	713,350
Republic of Guatemala, 6.125%, 6/01/2050		300,000	275,425
Republic of Hungary, 5.5%, 6/16/2034 (n)		850,000	812,430
Republic of Indonesia, 4.65%, 9/20/2032		796,000	781,564
Republic of Indonesia, 4.35%, 1/11/2048		400,000	341,883
Republic of Kenya, 8%, 5/22/2032 (n)		478,000	417,198

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Korea, 2.125%, 6/10/2027	KRW	970,000,000	$688,383
Republic of Korea, 1.875%, 6/10/2029		4,549,250,000	3,113,073
Republic of Korea, 1.375%, 6/10/2030		3,343,670,000	2,166,976
Republic of Paraguay, 5.6%, 3/13/2048		$200,000	170,400
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,150,000	966,000
Republic of Philippines, 3.556%, 9/29/2032		334,000	300,957
Republic of Poland, 5.75%, 11/16/2032		72,000	75,917
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	247,000	186,423
Republic of Romania, 2%, 4/14/2033		250,000	175,616
Republic of Senegal, 6.25%, 5/23/2033		$247,000	206,245
Republic of Serbia, 2.05%, 9/23/2036 (n)	EUR	647,000	406,024
Republic of South Africa, 5.875%, 4/20/2032		$200,000	184,725
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)(n)		446,000	136,832
State of Qatar, 4.817%, 3/14/2049 (n)		683,000	662,510
Sultanate of Oman, 7%, 1/25/2051		800,000	746,082
United Arab Emirates, 4.951%, 7/07/2052 (n)		579,000	572,650
United Mexican States, 7.5%, 6/03/2027	MXN	67,100,000	3,235,956
United Mexican States, 4.75%, 4/27/2032		$727,000	697,579
United Mexican States, 4.875%, 5/19/2033		641,000	602,054
United Mexican States, 3.771%, 5/24/2061		774,000	521,421
			$36,139,646
Energy - Independent – 2.6%
Antero Resources Corp., 7.625%, 2/01/2029 (n)		$500,000	$510,171
CNX Resources Corp., 6%, 1/15/2029 (n)		572,000	540,672
CNX Resources Corp., 7.375%, 1/15/2031 (n)		192,000	192,104
Colgate Energy Partners III LLC, 7.75%, 2/15/2026 (n)		110,000	109,045
Colgate Energy Partners III LLC, 5.875%, 7/01/2029 (n)		574,000	528,080
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		750,000	732,487
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)		630,000	580,010
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)		430,000	411,480
Energean Israel Finance Ltd., 5.875%, 3/30/2031		500,000	443,750
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)		679,000	666,271
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		492,000	437,038
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)		400,000	372,160
SM Energy Co., 6.5%, 7/15/2028		410,000	400,943
Southwestern Energy Co., 5.7%, 1/23/2025		44,200	43,758
Southwestern Energy Co., 8.375%, 9/15/2028		305,000	316,722
Southwestern Energy Co., 5.375%, 3/15/2030		630,000	592,326
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		987,000	838,950

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		$323,000	$226,100
			$7,942,067
Energy - Integrated – 0.2%
BP Capital Markets PLC, 3.625% to 6/22/2029, FLR (EUR Swap Rate - 5yr. + 4.12%) to 6/22/2034, FLR (EUR Swap Rate - 5yr. + 4.37%) to 6/22/2049, FLR (EUR Swap Rate - 5yr. + 5.12%) to 6/22/2170	EUR	400,000	$357,612
Eni S.p.A., 4.25%, 5/09/2029 (n)		$200,000	185,609
Galp Energia SGPS S.A., 2%, 1/15/2026	EUR	100,000	96,697
MOL PLC, 1.5%, 10/08/2027		110,000	94,572
			$734,490
Engineering - Construction – 0.0%
Bouygues S.A., 4.625%, 6/07/2032	EUR	100,000	$110,336
Entertainment – 1.5%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)		$1,244,000	$1,048,070
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		530,000	394,100
Life Time, Inc., 5.75%, 1/15/2026 (n)		565,000	543,287
Life Time, Inc., 8%, 4/15/2026 (n)		170,000	153,518
Motion Bondco DAC, 6.625%, 11/15/2027 (n)		630,000	542,183
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)		539,000	442,132
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)		340,000	281,724
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)		690,000	563,213
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)		495,000	426,566
			$4,394,793
Financial Institutions – 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$150,000	$119,545
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		150,000	110,034
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)		360,050	288,040
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		77,000	73,331
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		134,000	121,807
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)		640,000	602,297
Crédit Logement S.A., 1.081%, 2/15/2034	EUR	100,000	84,112
CTP N.V., 1.5%, 9/27/2031		100,000	62,506
EXOR N.V., 2.25%, 4/29/2030		100,000	90,858
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)		$2,167,693	1,809,947

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Grand City Properties S.A., 1.5% to 6/9/2026, FLR (EUR Swap Rate - 5yr. + 2.184%) to 6/9/2031, FLR (EUR Swap Rate - 5yr. + 2.434%) to 6/9/2046, FLR (EUR Swap Rate - 5yr. + 3.184%) to 12/09/2069	EUR	100,000	$45,795
Howard Hughes Corp., 4.125%, 2/01/2029 (n)		$939,000	774,328
Logicor Financing S.à r.l., 1.625%, 1/17/2030	EUR	110,000	87,038
Logicor Financing S.à r.l., 0.875%, 1/14/2031		100,000	71,987
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		$1,180,000	1,072,750
OneMain Finance Corp., 6.875%, 3/15/2025		430,000	417,657
OneMain Finance Corp., 7.125%, 3/15/2026		580,000	561,901
P3 Group S.à r.l., 0.875%, 1/26/2026	EUR	130,000	111,686
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)		$880,000	708,400
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025	EUR	100,000	87,132
Samhallsbyggnadsbolaget i Norden AB, 2.875%, 1/30/2171		280,000	114,420
SBB Treasury Oyj, 1.125%, 11/26/2029		100,000	62,734
SLM Corp., 3.125%, 11/02/2026		$35,000	30,100
VGP N.V., 1.5%, 4/08/2029	EUR	100,000	69,245
Vonovia SE, REIT, 1.625%, 9/01/2051		100,000	58,025
			$7,635,675
Food & Beverages – 2.7%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$189,000	$173,043
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		60,000	61,430
B&G Foods, Inc., 5.25%, 4/01/2025		470,000	414,686
BellRing Brands, Inc., 7%, 3/15/2030 (n)		870,000	840,498
Central America Bottling Co., 5.25%, 4/27/2029 (n)		755,000	680,678
Constellation Brands, Inc., 4.75%, 12/01/2025		44,000	44,028
Constellation Brands, Inc., 3.15%, 8/01/2029		72,000	63,823
Constellation Brands, Inc., 2.25%, 8/01/2031		104,000	83,218
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032 (n)		781,000	644,325
Kraft Heinz Foods Co., 3.875%, 5/15/2027		137,000	132,117
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)		1,080,000	955,130
Performance Food Group Co., 5.5%, 10/15/2027 (n)		850,000	820,250
Post Holdings, Inc., 5.625%, 1/15/2028 (n)		788,000	751,776
Post Holdings, Inc., 4.625%, 4/15/2030 (n)		1,000,000	877,350
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)		912,000	788,114
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)		855,000	761,908
			$8,092,374
Gaming & Lodging – 4.3%
Boyd Gaming Corp., 4.75%, 12/01/2027		$395,000	$367,350
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)		270,000	235,575
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)		545,000	456,437

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)		$689,000	$691,618
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		541,000	500,820
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)		989,000	877,648
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		921,000	758,269
International Game Technology PLC, 4.125%, 4/15/2026 (n)		1,000,000	941,210
International Game Technology PLC, 6.25%, 1/15/2027 (n)		225,000	223,594
Las Vegas Sands Corp., 3.9%, 8/08/2029		119,000	102,196
Marriott International, Inc., 2.85%, 4/15/2031		90,000	73,536
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)		365,000	307,506
MGM China Holdings Ltd., 5.375%, 5/15/2024 (n)		420,000	411,600
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)		234,000	204,820
Sands China Ltd., 4.3%, 1/08/2026		600,000	549,978
Sands China Ltd., 4.875%, 6/18/2030		505,000	435,563
Scientific Games Holdings LP/Scientific Games US Finco, Inc., 6.625%, 3/01/2030 (n)		596,000	501,369
VICI Properties LP / VICI Note Co., Inc., 4.625%, 6/15/2025 (n)		685,000	655,519
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)		855,000	795,305
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/01/2027 (n)		285,000	276,170
VICI Properties LP / VICI Note Co., Inc., 3.875%, 2/15/2029 (n)		389,000	341,436
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/2030 (n)		155,000	134,301
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)		515,000	464,566
VICI Properties LP, REIT, 4.95%, 2/15/2030		192,000	181,508
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		813,000	727,035
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)		375,000	337,500
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		788,000	652,653
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		800,000	695,286
			$12,900,368
Industrial – 1.2%
Albion Financing 1 S.à r.l., 5.25%, 10/15/2026	EUR	250,000	$231,887
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)		$200,000	177,310
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		635,000	539,677
APi Escrow Corp., 4.75%, 10/15/2029 (n)		1,010,000	866,830
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		850,000	791,136
Peach Property Group, 4.375%, 11/15/2025 (n)	EUR	225,000	168,816

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Industrial – continued
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$35,000	$22,380
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		1,013,000	921,019
			$3,719,055
Insurance – 0.5%
AIA Group Ltd., 0.88% to 9/09/2028, FLR (EUR Swap Rate - 5yr. + 1.1%) to 9/09/2033	EUR	320,000	$258,011
Allianz SE, 3.5% to 4/30/2026, FLR (CMT - 5yr. + 2.973%) to 4/30/2171 (n)		$200,000	169,750
Argentum Netherlands B.V., 5.125%, 6/01/2048		200,000	178,446
Argentum Zurich Insurance, 2.75% to 2/19/2029, FLR (EURIBOR - 3mo. + 3.2%) to 2/19/2049	EUR	100,000	91,799
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043		100,000	108,455
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	175,000	164,426
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)		$30,000	24,562
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	200,000	169,243
NN Group N.V., 4.625%, 1/13/2048		200,000	199,575
			$1,364,267
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039		$38,000	$31,459
UnitedHealth Group, Inc., 3.25%, 5/15/2051		108,000	79,251
			$110,710
Insurance - Property & Casualty – 0.9%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$465,000	$428,309
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		25,000	20,465
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		500,000	425,000
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)		360,000	347,349
Hub International Ltd., 5.625%, 12/01/2029 (n)		1,316,000	1,152,329
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	100,000	91,692
Ryan Specialty Group, 4.375%, 2/01/2030 (n)		$361,000	308,655
			$2,773,799

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 0.5%
Caixa Geral de Depositos S.A. (Republic of Portugal), 5.75%, 10/31/2028	EUR	100,000	$106,293
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		200,000	172,740
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	100,000	98,831
EnBW International Finance B.V., 4.049%, 11/22/2029	EUR	30,000	31,831
ESB Finance DAC, 1%, 7/19/2034		100,000	78,764
Islandsbanki, 0.75%, 3/25/2025		100,000	89,024
KFW German Government Development Bank, 1.125%, 3/31/2037		748,000	631,106
La Banque Postale S.A., 5.5% to 3/05/2029, FLR (EUR Swap Rate - 5yr. + 2.85%) to 3/05/2034 (w)		100,000	104,390
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		100,000	89,063
RTE Reseau de Transport d'Electricite, 0.75%, 1/12/2034		100,000	78,154
			$1,480,196
International Market Sovereign – 8.3%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	14,241,000	$8,946,994
Federal Republic of Germany, 1.7%, 8/15/2032	EUR	1,879,000	1,913,601
Federal Republic of Germany, 0%, 8/15/2052		942,449	587,555
Government of Bermuda, 2.375%, 8/20/2030 (n)		$200,000	162,875
Government of Bermuda, 5%, 7/15/2032 (n)		560,000	539,033
Government of France, 0.75%, 5/25/2053	EUR	691,500	445,768
Government of Japan, 1.7%, 6/20/2033	JPY	127,600,000	1,044,307
Government of Japan, 1.7%, 6/20/2044		337,300,000	2,671,678
Government of Japan, 0.3%, 6/20/2046		150,100,000	870,241
Kingdom of Belgium, 0.4%, 6/22/2040	EUR	1,240,000	872,291
Kingdom of Spain, 2.55%, 10/31/2032		569,000	571,824
Kingdom of Spain, 1%, 10/31/2050		951,000	592,781
Republic of Cyprus, 0.625%, 1/21/2030		353,000	291,368
Republic of France, 0%, 5/25/2032		1,280,000	1,066,461
United Kingdom Treasury, 1.25%, 7/22/2027	GBP	3,214,000	3,537,750
United Kingdom Treasury, 1.25%, 10/22/2041		497,000	413,932
United Kingdom Treasury, 1.25%, 7/31/2051		538,000	391,862
			$24,920,321

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Local Authorities – 0.8%
Oslo kommune, 2.17%, 5/18/2029	NOK	3,000,000	$273,283
Province of Alberta, 4.5%, 12/01/2040	CAD	125,000	97,784
Province of British Columbia, 2.95%, 6/18/2050		115,000	70,531
Province of Ontario, 1.9%, 12/02/2051		4,346,000	2,068,724
			$2,510,322
Machinery & Tools – 0.3%
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	210,000	$165,075
Terex Corp., 5%, 5/15/2029 (n)		$960,000	868,022
			$1,033,097
Major Banks – 1.8%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)		$152,000	$110,862
Bank of America Corp., 3.5%, 4/19/2026		301,000	288,608
Bank of America Corp., 0.694% to 3/22/2030, FLR (EURIBOR - 3mo. + 0.79%) to 3/22/2031	EUR	110,000	90,500
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		$236,000	191,193
Barclays Bank PLC, 8.407% to 11/14/2027, FLR (GBP Swap Rate - 5yr. + 4.75%) to 11/14/2032	GBP	100,000	124,721
BNP Paribas S.A., 4.625% to 1/12/2027, FLR (CMT - 5yr. + 3.196%) to 1/12/2027 (n)		$200,000	162,223
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		221,000	168,530
Crédit Agricole Group, 3.875%, 11/28/2034	EUR	100,000	105,380
Credit Suisse AG (London), 2.125%, 5/31/2024		100,000	99,057
Credit Suisse Group AG, 7.75% to 3/01/2028, FLR (EUR ICE Swap Rate - 1yr. + 4.95%) to 3/01/2029		100,000	102,551
Deutsche Bank AG, 3.729% to 1/14/2031, FLR (SOFR - 1 day + 2.757%) to 1/14/2032		$290,000	213,205
Deutsche Bank AG (New York), 3.742%, 1/07/2033		306,000	218,444
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		80,000	63,191
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		111,000	84,087
HSBC Holdings PLC, 4.375%, 11/23/2026		269,000	258,117
HSBC Holdings PLC, 6.364% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 3.3%) to 11/16/2032	EUR	100,000	107,330
JPMorgan Chase & Co., 1.47%, 9/22/2027		$455,000	394,945
JPMorgan Chase & Co., 3.328% to 4/22/2051, FLR (SOFR - 1 day + 1.58%) to 4/22/2052		218,000	157,680
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR - 1 day + 0.879%) to 5/04/2027		183,000	161,220

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		$214,000	$190,708
Nationwide Building Society, 6.18% to 12/07/2026, FLR (SONIA + 2.213%) to 12/07/2027 (w)	GBP	100,000	120,883
NatWest Group PLC, 7.42%, 6/06/2033 (w)		100,000	120,775
Société Générale S.A., 4%, 11/16/2027	EUR	100,000	105,797
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029		100,000	83,428
Toronto Dominion Bank, 4.108%, 6/08/2027		$153,000	147,743
Toronto Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		585,000	599,625
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026	EUR	100,000	91,547
UniCredit S.p.A., 5.85% to 11/15/2026, FLR (EURIBOR - 3mo. + 2.85%) to 11/15/2027		150,000	160,364
UniCredit S.p.A., 0.925% to 1/28/2027, FLR (EURIBOR - 3mo. + 0.85%) to 1/18/2028		180,000	162,162
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028		$293,000	272,167
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031		69,000	57,732
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		139,000	118,904
			$5,333,679
Medical & Health Technology & Services – 4.4%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$765,000	$650,179
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		1,006,000	925,520
Becton, Dickinson and Co., 4.298%, 8/22/2032		45,000	42,844
Catalent Pharma Solutions, Inc., 2.375%, 3/01/2028	EUR	220,000	189,460
Catalent, Inc., 3.125%, 2/15/2029 (n)		$1,643,000	1,343,152
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		1,381,000	1,201,637
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		485,000	429,567
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		965,000	492,150
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		460,000	350,796
DaVita, Inc., 4.625%, 6/01/2030 (n)		805,000	651,631
Encompass Health Corp., 5.75%, 9/15/2025		445,000	440,309
Encompass Health Corp., 4.75%, 2/01/2030		555,000	492,563
Encompass Health Corp., 4.625%, 4/01/2031		120,000	103,563
HCA, Inc., 5.125%, 6/15/2039		103,000	91,807
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		455,000	437,938

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		$1,010,000	$964,458
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)		255,000	211,384
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		179,000	111,317
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		142,000	137,300
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		485,000	390,444
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		1,131,000	894,191
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)		1,278,000	1,127,835
Tenet Healthcare Corp., 4.375%, 1/15/2030 (n)		226,000	196,862
Tenet Healthcare Corp., 6.125%, 6/15/2030 (n)		360,000	341,129
Thermo Fisher Scientific (Finance I) Co., 2%, 10/18/2051	EUR	100,000	73,977
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$137,000	117,186
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		535,000	485,164
U.S. Renal Care, Inc., 10.625%, 7/15/2027 (n)		480,000	191,112
			$13,085,475
Medical Equipment – 0.5%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$453,000	$480,924
Teleflex, Inc., 4.625%, 11/15/2027		995,000	940,613
			$1,421,537
Metals & Mining – 3.0%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$209,000	$207,874
Anglo American Capital PLC, 4.75%, 9/21/2032	EUR	100,000	105,948
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$655,000	610,269
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		1,150,000	895,540
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		695,000	655,406
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		550,000	449,064
Ero Copper Corp., 6.5%, 2/15/2030 (n)		333,000	255,025
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		314,000	299,092
First Quantum Minerals Ltd., 6.875%, 10/15/2027		350,000	333,382
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		1,255,000	1,057,337
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	140,000	125,571
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		$144,000	118,589
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)		838,000	698,683
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		928,000	816,092
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)		455,000	384,188
Novelis Corp., 3.25%, 11/15/2026 (n)		520,000	464,653
Novelis Corp., 4.75%, 1/30/2030 (n)		735,000	653,487
Novelis Corp., 3.875%, 8/15/2031 (n)		380,000	311,600
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029	EUR	250,000	225,444

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	$347,660	$347,660
TMS International Corp., 6.25%, 4/15/2029 (n)	170,000	121,617
		$9,136,521
Midstream – 3.8%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$515,000	$472,770
Cheniere Energy Partners LP, 4%, 3/01/2031	975,000	851,906
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	1,064,000	937,490
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	949,000	818,712
Energy Transfer LP, 5%, 5/15/2050	31,000	25,549
EnLink Midstream LLC, 6.5%, 9/01/2030 (n)	790,000	802,340
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	62,000	60,760
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	111,000	107,670
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,585,000	1,468,629
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	560,000	492,184
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	803,000	754,587
Peru LNG, 5.375%, 3/22/2030	518,000	427,998
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	227,000	197,820
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	193,000	182,361
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	1,080,000	980,100
Targa Resources Corp., 4.2%, 2/01/2033	13,000	11,368
Targa Resources Corp., 4.95%, 4/15/2052	79,000	64,213
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	785,000	806,478
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	721,000	656,701
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	870,000	751,463
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	625,000	539,063
		$11,410,162
Mortgage-Backed – 2.8%
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	$14,899	$15,434
Fannie Mae, 5.5%, 7/01/2033 - 7/01/2035	58,007	60,130
Fannie Mae, 6%, 8/01/2034 - 2/01/2037	32,773	34,431
Fannie Mae, 3.5%, 12/01/2047	42,358	39,625
Fannie Mae, 2.5%, 2/01/2052 - 10/01/2052	299,307	256,245
Fannie Mae, UMBS, 2%, 4/01/2042 - 5/01/2052	888,903	738,193
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 6/01/2052	595,387	550,058
Fannie Mae, UMBS, 2.5%, 7/01/2050 - 7/01/2052	1,251,088	1,072,452
Fannie Mae, UMBS, 3%, 12/01/2051 - 6/01/2052	661,381	585,474
Fannie Mae, UMBS, 4%, 6/01/2052	124,999	118,268

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.276%, 2/25/2025 (i)	$38,000,000	$142,758
Freddie Mac, 1.482%, 3/25/2027 (i)	448,000	22,453
Freddie Mac, 0.263%, 2/25/2028 (i)	36,576,000	275,706
Freddie Mac, 0.467%, 2/25/2028 (i)	15,572,000	233,628
Freddie Mac, 0.251%, 4/25/2028 (i)	15,983,000	114,990
Freddie Mac, 1.22%, 7/25/2029 (i)	1,884,347	109,139
Freddie Mac, 1.917%, 4/25/2030 (i)	845,640	90,537
Freddie Mac, 1.985%, 4/25/2030 (i)	731,897	79,262
Freddie Mac, 1.768%, 5/25/2030 (i)	896,340	89,788
Freddie Mac, 1.907%, 5/25/2030 (i)	2,034,877	219,337
Freddie Mac, 1.436%, 6/25/2030 (i)	821,458	67,523
Freddie Mac, 1.704%, 8/25/2030 (i)	719,995	71,655
Freddie Mac, 1.263%, 9/25/2030 (i)	455,646	33,347
Freddie Mac, 1.172%, 11/25/2030 (i)	901,677	62,275
Freddie Mac, 0.422%, 1/25/2031 (i)	3,186,249	64,603
Freddie Mac, 0.613%, 3/25/2031 (i)	3,739,954	122,312
Freddie Mac, 1.039%, 7/25/2031 (i)	670,491	43,122
Freddie Mac, 0.632%, 9/25/2031 (i)	2,699,427	104,259
Freddie Mac, 0.664%, 12/25/2031 (i)	659,754	26,406
Freddie Mac, 6%, 8/01/2034	23,870	24,708
Freddie Mac, UMBS, 2.5%, 11/01/2051 - 9/01/2052	656,520	562,062
Freddie Mac, UMBS, 2%, 1/01/2052 - 3/01/2052	73,376	60,540
Freddie Mac, UMBS, 3%, 4/01/2052	24,311	21,584
Freddie Mac, UMBS, 4%, 8/01/2052	299,999	283,874
Freddie Mac, UMBS, 5%, 9/01/2052	49,069	48,864
Ginnie Mae, 2.5%, 8/20/2051 - 5/20/2052	230,226	202,723
Ginnie Mae, 3%, 5/20/2052 - 11/20/2052	124,307	112,329
Ginnie Mae, 4.5%, 8/20/2052 - 9/20/2052	223,874	219,393
Ginnie Mae, 5%, 9/20/2052 - 11/20/2052	199,890	199,833
Ginnie Mae, 4%, 10/20/2052 - 11/20/2052	99,872	95,377
Ginnie Mae, TBA, 5.5%, 12/15/2052	100,000	101,186
Ginnie Mae, TBA, 2%, 12/20/2052	100,000	85,094
UMBS, TBA, 4.5%, 12/13/2052	300,000	291,984
UMBS, TBA, 5.5%, 12/25/2052	650,000	657,379
UMBS, TBA, 6%, 12/25/2052	150,000	153,362
		$8,563,702

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 0.7%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039		$200,000	$184,690
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 4.949%, 7/01/2038		290,000	279,228
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., Taxable, “A”, 2.641%, 7/01/2037		150,000	136,255
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052 (w)		190,000	191,501
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		215,000	170,813
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047		195,000	186,887
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029		499,000	539,300
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		346,000	303,838
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		221,000	196,257
			$2,188,769
Natural Gas - Distribution – 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$198,000	$178,946
NiSource, Inc., 3.6%, 5/01/2030		92,000	82,709
			$261,655
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	110,000	$93,633
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	100,000	80,722
			$174,355
Network & Telecom – 0.4%
AT&T, Inc., 3.5%, 9/15/2053		$84,000	$59,314
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		1,012,000	955,338
Verizon Communications, Inc., 2.1%, 3/22/2028		86,000	75,244
Verizon Communications, Inc., 2.355%, 3/15/2032		36,000	28,898
Verizon Communications, Inc., 3.875%, 3/01/2052		149,000	115,668
			$1,234,462
Oil Services – 0.4%
Guara Norte S.à r.l., 5.198%, 6/15/2034 (n)		$187,230	$154,933
MV24 Capital B.V., 6.748%, 6/01/2034		502,229	445,260
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)		234,000	224,932

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Oil Services – continued
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)		$420,000	$413,700
			$1,238,825
Oils – 0.7%
Neste Oyj, 0.75%, 3/25/2028	EUR	100,000	$89,819
Parkland Corp., 4.625%, 5/01/2030 (n)		$1,535,000	1,287,098
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		355,000	324,030
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		355,000	283,764
			$1,984,711
Other Banks & Diversified Financials – 1.5%
AIB Group PLC, 5.75% to 2/16/2028, FLR (EUR Swap Rate - 1yr. + 2.85%) to 2/16/2029	EUR	100,000	$107,594
Arion Banki HF, 4.875%, 12/21/2024		140,000	140,787
Bangkok Bank Public Co. Ltd., 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034		$750,000	608,845
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		200,000	170,644
Bank Leumi le-Israel B.M., 5.125%, 7/27/2027 (n)		846,000	836,457
Belfius Bank S.A., 1.25% to 4/06/2029, FLR (EUR Swap Rate - 5yr. + 1.3%) to 4/06/2034	EUR	200,000	163,828
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		$250,000	186,411
CaixaBank S.A., 5.375% to 11/14/2029, FLR (EURIBOR - 3mo. + 2.4%) to 11/14/2030	EUR	100,000	107,740
CaixaBank S.A., 6.25%, 2/23/2033		100,000	105,774
Commercial Bank P.S.Q.C., 4.5% to 9/03/2026, FLR (CMT - 5yr. + 3.874%) to 9/03/2169		$272,000	242,434
Commerzbank AG, 4.625% to 3/21/2027, FLR (EURIBOR - 3mo. + 2.2%) to 3/21/2027	EUR	200,000	204,522
Deutsche Bank AG, 1.875% to 2/23/2027, FLR (EURIBOR - 3mo. + 1.38%) to 2/23/2028		100,000	91,306
Deutsche Bank AG, 3.25% to 5/24/2027, FLR (EURIBOR - 3mo. + 1.93%) to 5/24/2028		100,000	96,443
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032		100,000	76,403
Deutsche Bank AG, 4% to 6/24/2027, FLR (EUR ICE Swap Rate - 5yr. + 3.3%) to 6/24/2032		100,000	93,956
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$250,000	239,506
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	200,000	154,658
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	150,000	118,027
Macquarie Group Ltd., 4.08%, 5/31/2029		130,000	140,726
Shinhan Bank Co., Ltd., 4.375%, 4/13/2032 (n)		$227,000	201,889

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		$269,000	$246,807
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	100,000	111,239
			$4,445,996
Personal Computers & Peripherals – 0.3%
NCR Corp., 5%, 10/01/2028 (n)		$790,000	$687,300
NCR Corp., 5.125%, 4/15/2029 (n)		410,000	352,686
			$1,039,986
Pharmaceuticals – 1.0%
13752090 BC Ltd., 9%, 1/30/2028 (n)		$255,000	$250,537
Bausch Health Co., Inc., 11%, 9/30/2028 (n)		454,000	348,445
Bausch Health Co., Inc., 14%, 10/15/2030 (n)		90,000	49,932
Jazz Securities DAC, 4.375%, 1/15/2029 (n)		1,160,000	1,052,723
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		955,000	859,481
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		675,000	599,002
			$3,160,120
Pollution Control – 0.8%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$215,000	$204,763
GFL Environmental, Inc., 4%, 8/01/2028 (n)		985,000	845,036
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		255,000	223,337
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		345,000	296,045
Stericycle, Inc., 3.875%, 1/15/2029 (n)		757,000	658,590
Waste Connections, Inc., 4.2%, 1/15/2033		49,000	46,276
			$2,274,047
Precious Metals & Minerals – 0.3%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$565,000	$400,688
Taseko Mines Ltd., 7%, 2/15/2026 (n)		510,000	427,892
			$828,580
Printing & Publishing – 0.2%
Cimpress N.V., 7%, 6/15/2026 (n)		$890,000	$621,069
Informa PLC, 3.125%, 7/05/2026	GBP	110,000	120,424
			$741,493
Railroad & Shipping – 0.1%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$111,000	$92,505
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	100,000	90,126
			$182,631

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Healthcare – 0.2%
MPT Operating Partnership LP/MPT Finance Corp., 0.993%, 10/15/2026	EUR	225,000	$176,732
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027		$624,000	532,771
			$709,503
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$149,000	$130,866
Corporate Office Property LP, REIT, 2%, 1/15/2029		52,000	40,243
			$171,109
Real Estate - Other – 0.4%
EPR Properties, REIT, 3.6%, 11/15/2031		$89,000	$65,254
Lexington Realty Trust Co., 2.7%, 9/15/2030		195,000	156,036
SEGRO Capital S.a.r.l. , 0.5%, 9/22/2031	EUR	100,000	75,345
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		$282,000	224,226
XHR LP, REIT, 4.875%, 6/01/2029 (n)		655,000	559,848
			$1,080,709
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$3,000	$2,622
Hammerson Ireland Finance DAC, 1.75%, 6/03/2027	EUR	100,000	81,905
Regency Centers Corp., 3.7%, 6/15/2030		$71,000	62,062
STORE Capital Corp., REIT, 2.75%, 11/18/2030		313,000	244,079
Unibail-Rodamco-Westfield SE, REIT, 2.125% to 10/25/2023, FLR (EUR Swap Rate - 5yr. + 1.675%) to 10/25/2028, FLR (EUR Swap Rate - 5yr. + 1.925%) to 10/25/2043, FLR (EUR Swap Rate - 5yr. + 2.675%) to 10/25/2070	EUR	100,000	89,502
			$480,170
Restaurants – 0.2%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		$645,000	$543,284
Retailers – 1.0%
Asbury Automotive Group, Inc., 4.5%, 3/01/2028		$65,000	$58,806
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)		939,000	819,278
AutoZone, Inc., 4.75%, 8/01/2032		48,000	47,075
Bath & Body Works, Inc., 5.25%, 2/01/2028		1,580,000	1,454,076
Nordstrom, Inc., 4.25%, 8/01/2031		106,000	82,313
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		650,000	548,600
			$3,010,148

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Specialty Chemicals – 0.2%
Covestro AG, 4.75%, 11/15/2028	EUR	100,000	$105,470
Ctec II GmbH, 5.25%, 2/15/2030 (n)		200,000	173,728
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$96,000	80,229
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		342,000	328,905
			$688,332
Specialty Stores – 0.7%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$124,000	$98,691
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		719,000	609,891
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		410,000	300,298
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		755,000	446,394
Penske Automotive Group Co., 3.75%, 6/15/2029		726,000	610,907
			$2,066,181
Supermarkets – 0.5%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		$690,000	$638,312
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)		540,000	449,832
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	100,000	97,847
Iceland Bondco PLC, 4.625%, 3/15/2025	GBP	190,000	189,496
			$1,375,487
Supranational – 0.5%
European Stability Mechanism, 0.01%, 10/15/2031	EUR	548,000	$454,705
European Stability Mechanism, 3.375%, 4/03/2037		143,000	158,572
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	210,000	144,033
West African Development Bank, 4.7%, 10/22/2031 (n)		$1,055,000	865,628
			$1,622,938
Telecommunications - Wireless – 2.0%
Altice France S.A., 6%, 2/15/2028 (n)		$1,255,000	$841,591
American Tower Corp., REIT, 2.75%, 1/15/2027		81,000	73,318
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	400,000	318,324
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$220,000	209,548
Millicom International Cellular S.A., 5.125%, 1/15/2028		635,400	574,586
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)		92,000	81,447
Rogers Communications, Inc., 3.7%, 11/15/2049		106,000	75,006
SBA Communications Corp., 3.875%, 2/15/2027		753,000	695,201
SBA Communications Corp., 3.125%, 2/01/2029		1,060,000	884,948
Sprint Capital Corp., 6.875%, 11/15/2028		1,065,000	1,128,485
Sprint Corp., 7.625%, 3/01/2026		838,000	881,351
T-Mobile USA, Inc., 3.875%, 4/15/2030		181,000	166,237
			$5,930,042

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Telephone Services – 0.0%
TELUS Corp., 2.85%, 11/13/2031	CAD	225,000	$142,878
Tobacco – 0.2%
B.A.T. Capital Corp., 2.125%, 8/15/2025	GBP	110,000	$121,029
Philip Morris International, Inc., 5.125%, 11/17/2027		$49,000	49,104
Vector Group Ltd., 5.75%, 2/01/2029 (n)		425,000	369,142
			$539,275
Transportation - Services – 0.2%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$120,000	$130,531
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	100,000	83,324
Q-Park Holding I B.V., 2%, 3/01/2027		380,000	332,852
Triton International Ltd., 3.15%, 6/15/2031 (n)		$104,000	82,022
			$628,729
U.S. Treasury Obligations – 16.4%
U.S. Treasury Bill, 0%, 8/10/2023		$555,000	$537,921
U.S. Treasury Bonds, 1.125%, 8/15/2040 (f)		28,088,000	17,839,172
U.S. Treasury Bonds, 2.25%, 8/15/2049		115,500	83,913
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		26,583,000	19,868,716
U.S. Treasury Notes, 2.375%, 5/15/2029		12,006,000	11,045,989
			$49,375,711
Utilities - Electric Power – 3.7%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,081,000	$1,033,760
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		146,000	119,225
Bruce Power LP, 2.68%, 12/21/2028	CAD	200,000	133,893
Calpine Corp., 4.5%, 2/15/2028 (n)		$927,000	847,976
Calpine Corp., 5.125%, 3/15/2028 (n)		890,000	797,129
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		455,000	420,313
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		1,830,000	1,550,358
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026 (n)	EUR	280,000	254,947
Duke Energy Corp., 2.55%, 6/15/2031		$204,000	167,783
E.CL S.A., 4.5%, 1/29/2025		300,000	287,250
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		200,000	176,126
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		200,000	149,129
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	100,000	89,407

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Enel S.p.A., 1.875% to 9/08/2030, FLR (EUR Swap Rate - 5yr. + 2.011%) to 9/08/2035, FLR (EUR Swap Rate - 5yr. + 2.261%) to 9/08/2050, FLR (EUR Swap Rate - 5yr. + 3.011%) to 3/08/2170	EUR	150,000	$111,809
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		$98,000	79,694
Listrindo Capital B.V., 4.95%, 9/14/2026		200,000	184,307
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		280,000	238,000
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		592,000	503,200
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	100,000	76,652
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)		$528,000	510,202
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)		102,000	95,985
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)		490,000	461,212
Southern California Edison Co., 3.65%, 2/01/2050		104,000	77,601
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		732,963	686,595
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		545,000	509,973
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)		1,060,000	983,150
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)		445,000	400,500
Virginia Electric & Power Co., 3.5%, 3/15/2027		200,000	190,167
WEC Energy Group, Inc., 1.8%, 10/15/2030		37,000	29,216
Xcel Energy, Inc., 4.6%, 6/01/2032		46,000	44,218
			$11,209,777
Total Bonds (Identified Cost, $440,534,443)			$389,734,561
Exchange-Traded Funds – 1.0%
Fixed Income ETFs – 1.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Identified Cost, $2,878,165)		28,549	$3,076,440
Common Stocks – 0.2%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)		7,057	$155,254
Construction – 0.0%
ICA Tenedora, S.A. de C.V. (u)		110,829	$97,652
Oil Services – 0.1%
LTRI Holdings LP (a)(u)		615	$252,931
Total Common Stocks (Identified Cost, $815,792)			$505,837

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	738	$4,797
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	738	4,244
Total Contingent Value Rights (Identified Cost, $0)		$9,041

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	3/16/21	6,125	$1,476

Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 3.67% (v) (Identified Cost, $6,670,045)	6,670,335	$6,670,335

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – February 2023 @ EUR 90 (Premiums Paid, $18,224)	Call	Merrill Lynch International	$ 12,593,441	EUR 12,030,000	$36,143

Other Assets, Less Liabilities – (33.1)%	(99,455,938)
Net Assets – 100.0%	$300,577,895

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,670,335 and $393,363,498, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $204,321,503, representing 68.0% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
UYU	Uruguayan Peso

Portfolio of Investments – continued
Derivative Contracts at 11/30/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	5,919,770	USD	3,854,291	Brown Brothers Harriman	1/20/2023	$172,177
AUD	784,833	USD	514,290	Goldman Sachs International	1/20/2023	19,533
AUD	1,615,537	USD	1,048,374	Merrill Lynch International	1/20/2023	50,470
AUD	1,033,178	USD	650,378	State Street Bank Corp.	1/20/2023	52,361
BRL	3,082,312	USD	567,840	Goldman Sachs International	2/02/2023	19,105
BRL	18,009,919	USD	3,412,446	JPMorgan Chase Bank N.A.	2/02/2023	17,068
CAD	2,001,130	USD	1,457,038	Deutsche Bank AG	1/20/2023	31,801
CAD	3,523,374	USD	2,559,097	HSBC Bank	1/20/2023	62,290
CAD	407,231	USD	302,561	JPMorgan Chase Bank N.A.	1/20/2023	418
CNH	4,197,000	USD	585,356	Citibank N.A.	1/20/2023	12,610
CNH	2,510,663	USD	348,994	HSBC Bank	1/20/2023	8,712
CNH	4,271,685	USD	608,463	State Street Bank Corp.	1/20/2023	143
CZK	2,916,543	USD	117,938	Brown Brothers Harriman	1/20/2023	6,433
CZK	13,424,119	USD	549,182	Goldman Sachs International	1/20/2023	23,267
CZK	23,886,067	USD	1,012,700	JPMorgan Chase Bank N.A.	1/20/2023	5,882
EUR	152,485	USD	154,486	Brown Brothers Harriman	1/20/2023	4,828
EUR	1,265,437	USD	1,283,896	Deutsche Bank AG	1/20/2023	38,201
EUR	5,907,493	USD	5,952,660	HSBC Bank	1/20/2023	219,337
EUR	515,788	USD	505,158	HSBC Bank	1/30/2023	34,096
EUR	4,234,567	USD	4,302,727	JPMorgan Chase Bank N.A.	1/20/2023	121,441
EUR	618,935	USD	644,582	NatWest Markets PLC	1/20/2023	2,065
EUR	2,421,533	USD	2,466,483	State Street Bank Corp.	1/20/2023	63,472
EUR	734,432	USD	745,224	UBS AG	1/20/2023	22,094
GBP	1,346,185	USD	1,531,128	Goldman Sachs International	1/20/2023	94,115
GBP	524,954	USD	618,573	HSBC Bank	1/20/2023	15,201
GBP	4,878,686	USD	5,591,127	JPMorgan Chase Bank N.A.	1/20/2023	298,890
GBP	85,280	USD	95,988	NatWest Markets PLC	1/20/2023	6,971
GBP	686,547	USD	801,475	State Street Bank Corp.	1/20/2023	27,391
GBP	173,852	USD	199,843	UBS AG	1/20/2023	10,048
JPY	18,750,216	USD	129,282	Citibank N.A.	1/20/2023	7,385
JPY	56,254,746	USD	380,268	Deutsche Bank AG	1/20/2023	29,763
JPY	3,599,460	USD	24,558	HSBC Bank	1/20/2023	1,678
JPY	235,301,782	USD	1,673,188	JPMorgan Chase Bank N.A.	1/20/2023	41,884
KRW	411,370,733	USD	289,317	Barclays Bank PLC	1/20/2023	22,943
KRW	744,800,030	USD	545,881	Citibank N.A.	1/13/2023	19,325
KRW	1,734,733,335	USD	1,296,318	JPMorgan Chase Bank N.A.	1/25/2023	20,717
MXN	8,728,201	USD	428,763	Goldman Sachs International	1/20/2023	19,781
MXN	7,552,909	USD	371,029	HSBC Bank	1/20/2023	17,117
MXN	1,631,642	USD	79,170	JPMorgan Chase Bank N.A.	3/15/2023	3,861
NZD	4,599,167	USD	2,608,562	BNP Paribas S.A.	1/20/2023	291,609
NZD	952,182	USD	567,235	Brown Brothers Harriman	1/20/2023	33,197
NZD	6,696,853	USD	3,833,085	Citibank N.A.	1/20/2023	389,859
NZD	12,816,397	USD	7,472,634	Goldman Sachs International	1/20/2023	609,212
NZD	1,828,107	USD	1,064,153	HSBC Bank	1/20/2023	88,626

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	2,285,657	USD	1,320,657	NatWest Markets PLC	1/20/2023	$120,647
NZD	9,607,145	USD	5,442,735	State Street Bank Corp.	1/20/2023	615,399
SEK	8,231,142	USD	730,831	Citibank N.A.	1/20/2023	55,735
SEK	448,000	USD	40,210	Deutsche Bank AG	1/20/2023	2,601
SGD	8,415,117	USD	5,903,971	State Street Bank Corp.	1/20/2023	282,147
THB	53,022,322	USD	1,500,764	Barclays Bank PLC	2/21/2023	15,514
USD	213,196	AUD	312,903	UBS AG	1/20/2023	368
USD	148,828	CAD	197,805	Brown Brothers Harriman	1/20/2023	1,661
USD	149,333	CAD	199,419	State Street Bank Corp.	1/20/2023	966
USD	242,140	CAD	324,930	UBS AG	1/20/2023	392
USD	135,307	EUR	129,227	Deutsche Bank AG	1/20/2023	294
USD	167,086	EUR	159,715	HSBC Bank	1/20/2023	220
USD	74,774	KRW	98,499,000	Barclays Bank PLC	1/13/2023	25
USD	1,814,505	SGD	2,467,469	Brown Brothers Harriman	1/20/2023	620
USD	466,992	TWD	14,215,246	Merrill Lynch International	3/01/2023	3,061
						$4,137,027
Liability Derivatives
CAD	4,243,303	USD	3,172,063	State Street Bank Corp.	1/20/2023	$(15,050)
CNH	5,954,593	USD	848,851	JPMorgan Chase Bank N.A.	1/20/2023	(474)
EUR	19,881	USD	20,781	Brown Brothers Harriman	1/20/2023	(10)
EUR	231,598	USD	242,400	State Street Bank Corp.	1/20/2023	(432)
GBP	500,487	USD	605,484	Merrill Lynch International	1/20/2023	(1,248)
KRW	1,298,204,605	USD	987,228	Citibank N.A.	1/13/2023	(2,060)
THB	52,960,302	USD	1,524,915	Barclays Bank PLC	2/21/2023	(10,411)
USD	987,991	AUD	1,479,524	Citibank N.A.	1/20/2023	(18,342)
USD	4,739,991	AUD	7,500,307	Deutsche Bank AG	1/20/2023	(361,516)
USD	478,404	AUD	712,173	Goldman Sachs International	1/20/2023	(5,997)
USD	119,336	AUD	185,805	HSBC Bank	1/20/2023	(7,044)
USD	902,340	AUD	1,342,071	NatWest Markets PLC	1/20/2023	(10,500)
USD	8,509,090	AUD	13,580,019	State Street Bank Corp.	1/20/2023	(727,672)
USD	554,928	BRL	3,026,021	Citibank N.A.	2/02/2023	(21,298)
USD	2,326,265	BRL	12,581,603	JPMorgan Chase Bank N.A.	2/02/2023	(69,569)
USD	1,022,925	BRL	5,527,169	Merrill Lynch International	2/02/2023	(29,579)
USD	5,896,196	CAD	7,987,827	Citibank N.A.	1/20/2023	(46,741)
USD	59,567	CAD	81,605	Deutsche Bank AG	1/20/2023	(1,147)
USD	2,893,042	CAD	3,936,176	Goldman Sachs International	1/20/2023	(35,470)
USD	634,117	CAD	869,201	HSBC Bank	1/20/2023	(12,567)
USD	2,874,909	CAD	3,963,104	JPMorgan Chase Bank N.A.	1/20/2023	(73,637)
USD	117,467	CAD	161,823	UBS AG	1/20/2023	(2,929)
USD	147,880	CNH	1,077,618	Brown Brothers Harriman	1/20/2023	(5,653)
USD	7,852,070	CNH	56,235,739	JPMorgan Chase Bank N.A.	1/20/2023	(160,085)
USD	1,289,549	CNH	9,200,511	State Street Bank Corp.	1/20/2023	(21,289)
USD	1,605,030	CZK	40,302,299	Deutsche Bank AG	1/20/2023	(113,595)
USD	597,069	EUR	575,659	Barclays Bank PLC	1/20/2023	(4,365)
USD	571,835	EUR	564,247	Brown Brothers Harriman	1/20/2023	(17,675)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	57,949	EUR	55,506	Citibank N.A.	1/20/2023	$(42)
USD	118,531	EUR	118,288	Deutsche Bank AG	1/20/2023	(5,053)
USD	36,388,361	EUR	36,925,871	HSBC Bank	1/20/2023	(2,190,855)
USD	678,764	EUR	663,216	JPMorgan Chase Bank N.A.	1/20/2023	(14,147)
USD	4,390,612	EUR	4,442,331	State Street Bank Corp.	1/20/2023	(250,623)
USD	645,209	EUR	647,588	UBS AG	1/20/2023	(31,374)
USD	1,769,210	GBP	1,554,747	Brown Brothers Harriman	1/20/2023	(107,830)
USD	108,656	GBP	91,702	Deutsche Bank AG	1/20/2023	(2,055)
USD	56,015	GBP	50,095	Deutsche Bank AG	1/30/2023	(4,479)
USD	2,261,438	GBP	1,987,307	HSBC Bank	1/20/2023	(137,830)
USD	730,457	GBP	640,099	JPMorgan Chase Bank N.A.	1/20/2023	(42,331)
USD	96,730	GBP	86,345	NatWest Markets PLC	1/20/2023	(7,513)
USD	15,329,952	GBP	13,635,951	State Street Bank Corp.	1/20/2023	(1,132,677)
USD	491,616	GBP	428,246	State Street Bank Corp.	1/30/2023	(25,535)
USD	229,978	GBP	199,813	UBS AG	1/20/2023	(11,256)
USD	495,957	JPY	71,472,726	Citibank N.A.	1/20/2023	(24,994)
USD	4,411,770	JPY	652,521,756	Deutsche Bank AG	1/20/2023	(344,343)
USD	397,191	KRW	564,607,000	Barclays Bank PLC	1/13/2023	(31,272)
USD	78,557	KRW	105,738,337	Citibank N.A.	1/13/2023	(1,684)
USD	5,557,211	KRW	7,914,413,068	Citibank N.A.	2/02/2023	(453,355)
USD	2,258,227	KRW	3,205,937,069	Merrill Lynch International	1/25/2023	(175,768)
USD	117,731	KRW	167,390,596	Merrill Lynch International	2/02/2023	(9,393)
USD	691,444	MXN	14,131,067	Citibank N.A.	1/20/2023	(34,755)
USD	171,166	MXN	3,484,054	Deutsche Bank AG	1/20/2023	(7,880)
USD	251,119	NOK	2,659,305	Citibank N.A.	1/20/2023	(19,397)
USD	15,936,092	NZD	28,057,328	State Street Bank Corp.	1/20/2023	(1,756,476)
USD	13,278	NZD	22,807	UBS AG	1/20/2023	(1,104)
USD	793,631	SEK	8,842,242	Deutsche Bank AG	1/20/2023	(51,332)
USD	999,909	SGD	1,375,020	Brown Brothers Harriman	1/20/2023	(10,895)
USD	278,123	SGD	380,771	State Street Bank Corp.	1/20/2023	(1,789)
USD	809,329	TWD	25,348,171	Barclays Bank PLC	1/13/2023	(13,909)
USD	581,123	TWD	18,550,834	BNP Paribas S.A.	1/13/2023	(21,356)
USD	1,633,196	TWD	52,259,021	Merrill Lynch International	2/03/2023	(67,493)
						$(8,767,150)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	121	$11,310,664	March – 2023	$70,764
Euro-Bobl 5 yr	Short	EUR	187	23,356,902	December – 2022	291,326
Euro-Bund 10 yr	Long	EUR	68	9,968,781	December – 2022	194,824

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
Euro-Bund 10 yr	Short	EUR	1	$145,923	March – 2023	$29
Euro-Buxl 30 yr	Long	EUR	40	6,589,079	December – 2022	122,703
Euro-Schatz 2 yr	Short	EUR	202	22,445,284	December – 2022	229,277
Long Gilt 10 yr	Long	GBP	9	1,138,853	March – 2023	1,925
U.S. Treasury Bond	Long	USD	15	1,905,000	March – 2023	7,210
U.S. Treasury Note 2 yr	Long	USD	63	12,937,641	March – 2023	27,047
						$945,105
Liability Derivatives
Interest Rate Futures
Australian Bond 10 yr	Short	AUD	142	$11,629,471	December – 2022	$(111,009)
Canadian Treasury Bond 5 yr	Short	CAD	174	14,544,519	March – 2023	(52,155)
Euro-BTP 10 yr	Short	EUR	36	4,469,169	December – 2022	(119,292)
Euro-Buxl 30 yr	Short	EUR	13	2,126,841	March – 2023	(23,746)
Japan Government Bond 10 yr	Short	JPY	6	6,461,872	December – 2022	(14,838)
U.S. Treasury Note 10 yr	Short	USD	145	16,457,500	March – 2023	(52,197)
U.S. Treasury Note 5 yr	Short	USD	466	50,593,766	March – 2023	(252,458)
U.S. Treasury Ultra Bond	Short	USD	143	19,488,219	March – 2023	(78,088)
U.S. Treasury Ultra Note 10 yr	Long	USD	36	4,307,625	March – 2023	(6,318)
						$(710,101)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/27	EUR	6,390,000	centrally cleared	(1)	1.00%/Quarterly	$(16,636)	$(23,093)	$(39,729)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
12/20/27	EUR	110,000	Barclays Bank PLC	1.00%/Quarterly	(2)	$2,993	$(2,675)	$318
Liability Derivatives
Credit Default Swaps
12/20/31	EUR	150,000	Barclays Bank PLC	1.00%/Quarterly	(3)	$(3,377)	$1,496	$(1,881)
(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the iTraxx Europe Crossover Series 38 Index.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Airbus SE, 2.375%, 4/02/24, an A rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Mercedes-Benz Group AG, 1.4%, 1/12/24, an A- rated bond. The fund entered into the contract to gain issuer exposure.

Portfolio of Investments – continued
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At November 30, 2022, the fund had cash collateral of $990,000 and other liquid securities with an aggregate value of $4,063,039 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $444,246,624)	$393,363,498
Investments in affiliated issuers, at value (identified cost, $6,670,045)	6,670,335
Cash	568,013
Foreign currency, at value (identified cost, $121,343)	121,433
Restricted cash for
Forward foreign currency exchange contracts	990,000
Receivables for
Forward foreign currency exchange contracts	4,137,027
Investments sold	2,808,234
TBA sale commitments	101,136
Interest	5,102,253
Uncleared swaps, at value (net of unamortized premiums received, $2,675)	318
Other assets	3,689
Total assets	$413,865,936
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	345
Net daily variation margin on open cleared swap agreements	46
Forward foreign currency exchange contracts	8,767,150
Net daily variation margin on open futures contracts	229,936
Investments purchased	1,849,096
TBA purchase commitments	1,357,620
When-issued investments purchased	653,996
Uncleared swaps, at value (net of unamortized premiums paid, $1,496)	1,881
Payable to affiliates
Investment adviser	9,334
Administrative services fee	298
Transfer agent and dividend disbursing costs	2,418
Payable for independent Trustees' compensation	10
Accrued interest expense	130,156
Deferred country tax expense payable	133,406
Accrued expenses and other liabilities	152,349
Total liabilities	$113,288,041
Net assets	$300,577,895

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$371,087,585
Total distributable earnings (loss)	(70,509,690)
Net assets	$300,577,895
Shares of beneficial interest outstanding	44,008,380
Net asset value per share (net assets of $300,577,895 / 44,008,380 shares of beneficial interest outstanding)	$6.83
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$19,072,819
Dividends from affiliated issuers	167,912
Dividends	41,082
Other	12,562
Foreign taxes withheld	(6,405)
Total investment income	$19,287,970
Expenses
Management fee	$1,873,016
Transfer agent and dividend disbursing costs	45,621
Administrative services fee	59,453
Independent Trustees' compensation	8,104
Stock exchange fee	43,315
Custodian fee	57,466
Shareholder communications	143,759
Audit and tax fees	98,020
Legal fees	730
Interest expense and fees	2,057,231
Miscellaneous	63,143
Total expenses	$4,449,858
Net investment income (loss)	$14,838,112

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $37,413 country tax)	$(32,406,299)
Affiliated issuers	(287)
Written options	90,456
Futures contracts	15,068,263
Swap agreements	(466,954)
Forward foreign currency exchange contracts	12,592,847
Foreign currency	1,976,483
Net realized gain (loss)	$(3,145,491)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $4,002 increase in deferred country tax)	$(46,418,416)
Affiliated issuers	290
Futures contracts	1,642,736
Swap agreements	(15,838)
Forward foreign currency exchange contracts	(5,792,323)
Translation of assets and liabilities in foreign currencies	33,584
Net unrealized gain (loss)	$(50,549,967)
Net realized and unrealized gain (loss)	$(53,695,458)
Change in net assets from operations	$(38,857,346)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/22	11/30/21
Change in net assets
From operations
Net investment income (loss)	$14,838,112	$15,604,143
Net realized gain (loss)	(3,145,491)	12,111,890
Net unrealized gain (loss)	(50,549,967)	(23,871,339)
Change in net assets from operations	$(38,857,346)	$3,844,694
Distributions to shareholders	$(18,849,582)	$(18,569,733)
Tax return of capital distributions to shareholders	$(7,693,993)	$(12,344,248)
Change in net assets from fund share transactions	$(2,988,186)	$1,498,406
Total change in net assets	$(68,389,107)	$(25,570,881)
Net assets
At beginning of period	368,967,002	394,537,883
At end of period	$300,577,895	$368,967,002
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 11/30/22
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$(38,857,346)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(347,701,541)
Proceeds from disposition of investment securities	333,329,066
Proceeds from disposition of short-term investments, net	201,305
Realized gain/loss on investments	32,368,886
Unrealized appreciation/depreciation on investments	46,414,124
Unrealized appreciation/depreciation on foreign currency contracts	5,792,323
Unrealized appreciation/depreciation on swaps	15,838
Net amortization/accretion of income	(216,597)
Decrease in interest receivable	34,958
Increase in accrued expenses and other liabilities	15,748
Decrease in payable for net daily variation margin on open futures contracts	(302,329)
Increase in other assets	(29)
Increase in interest payable	71,994
Net cash provided by operating activities	$31,166,400
Cash flows from financing activities:
Distributions paid in cash	$(26,023,345)
Repurchase of shares of beneficial interest	(3,508,071)
Net cash used by financing activities	$(29,531,416)
Net increase in cash and restricted cash	$1,634,984
Cash and restricted cash:
Beginning of period (including foreign currency of $40,055)	$44,462
End of period (including foreign currency of $121,433)	$1,679,446
Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $519,885.
Cash paid during the year ended November 30, 2022 for interest was $1,985,237.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$8.29	$8.90	$8.94	$8.44	$9.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.35	$0.37	$0.36	$0.35
Net realized and unrealized gain (loss)	(1.20)	(0.26)	0.27	0.80	(0.50)
Total from investment operations	$(0.87)	$0.09	$0.64	$1.16	$(0.15)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.40)	$(0.44)	$(0.43)
From tax return of capital	(0.18)	(0.28)	(0.30)	(0.26)	(0.28)
Total distributions declared to shareholders	$(0.60)	$(0.70)	$(0.70)	$(0.70)	$(0.71)
Net increase from repurchase of capital shares	$0.01	$—	$0.02	$0.04	$0.04
Net asset value, end of period (x)	$6.83	$8.29	$8.90	$8.94	$8.44
Market value, end of period	$6.87	$8.44	$8.53	$8.32	$7.41
Total return at market value (%)	(11.33)	7.27	11.58	22.47	(3.56)
Total return at net asset value (%) (j)(r)(s)(x)	(10.26)	0.99	8.35	15.54	(0.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	1.37	0.91	1.02	1.40	1.26
Net investment income (loss)	4.56	4.06	4.20	4.11	4.00
Portfolio turnover	81	112	129	94	96
Net assets at end of period (000 omitted)	$300,578	$368,967	$394,538	$403,245	$396,451
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.74	0.71	0.72	0.70	0.70
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$4,006	$4,690	$4,945	$5,032	$4,965

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

Notes to Financial Statements  - continued
Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of November 30, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,076,440	$—	$252,931	$3,329,371
Luxembourg	—	164,295	—	164,295
Mexico	—	—	97,652	97,652
United Kingdom	—	1,476	—	1,476
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	49,375,711	—	49,375,711
Non - U.S. Sovereign Debt	—	77,840,901	—	77,840,901
Municipal Bonds	—	2,188,769	—	2,188,769
U.S. Corporate Bonds	—	176,274,331	—	176,274,331
Residential Mortgage-Backed Securities	—	8,563,702	—	8,563,702
Commercial Mortgage-Backed Securities	—	5,849,570	—	5,849,570
Asset-Backed Securities (including CDOs)	—	7,362,921	—	7,362,921
Foreign Bonds	—	62,314,799	—	62,314,799
Mutual Funds	6,670,335	—	—	6,670,335
Total	$9,746,775	$389,936,475	$350,583	$400,033,833
Other Financial Instruments
Futures Contracts – Assets	$945,105	$—	$—	$945,105
Futures Contracts – Liabilities	(710,101)	—	—	(710,101)
Forward Foreign Currency Exchange Contracts – Assets	—	4,137,027	—	4,137,027
Forward Foreign Currency Exchange Contracts – Liabilities	—	(8,767,150)	—	(8,767,150)
Swap Agreements – Assets	—	318	—	318
Swap Agreements – Liabilities	—	(41,610)	—	(41,610)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 11/30/21	$265,542
Change in unrealized appreciation or depreciation	86,517
Transfers out of level 3	(1,476)
Balance as of 11/30/22	$350,583
The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2022 is $85,848. At November 30, 2022, the fund held two level 3 securities.

Notes to Financial Statements  - continued
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Purchased Option Contracts	$36,143	$—
Interest Rate	Futures Contracts	945,105	(710,101)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	4,137,027	(8,767,150)
Credit	Cleared Swap Agreements	—	(39,729)
Credit	Uncleared Swap Agreements	318	(1,881)
Total		$5,118,593	$(9,518,861)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$15,068,263	$—	$—	$487,928	$—
Foreign Exchange	—	—	12,592,847	(62,097)	—
Credit	—	(466,954)	—	25,972	90,456
Total	$15,068,263	$(466,954)	$12,592,847	$451,803	$90,456
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,642,736	$—	$—	$(295,075)
Foreign Exchange	—	—	(5,792,323)	—
Credit	—	(15,838)	—	17,919
Total	$1,642,736	$(15,838)	$(5,792,323)	$(277,156)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all

Notes to Financial Statements  - continued
transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether

Notes to Financial Statements  - continued
the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

Notes to Financial Statements  - continued
counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early

Notes to Financial Statements  - continued
termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of November 30, 2022 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable

Notes to Financial Statements  - continued
obligation. If a defined credit event had occurred as of November 30, 2022, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund, in order to settle these swap agreements, would have been required to either (1) pay the swap agreement’s notional value of EUR 150,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
11/30/22
Cash	$689,446
Restricted cash	990,000
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$1,679,446
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is

Notes to Financial Statements  - continued
adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which

Notes to Financial Statements  - continued
approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/22	Year ended 11/30/21
Ordinary income (including any short-term capital gains)	$18,849,582	$18,569,733
Tax return of capital (b)	7,693,993	12,344,248
Total distributions	$26,543,575	$30,913,981

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/22
Cost of investments	$454,746,553
Gross appreciation	9,472,011
Gross depreciation	(68,621,142)
Net unrealized appreciation (depreciation)	$(59,149,131)
Capital loss carryforwards	(11,237,028)
Other temporary differences	(123,531)
Total distributable earnings (loss)	$(70,509,690)
As of November 30, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,913,761)
Long-Term	(5,323,267)
Total	$(11,237,028)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2022, these fees paid to MFSC amounted to $15,073.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.0183% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $138,535 and $261,514, respectively. The sales transactions resulted in net realized gains (losses) of $(834).
(4) Portfolio Securities
For the year ended November 30, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase, and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$100,970,299	$76,576,145
Non-U.S. Government securities	245,272,830	255,938,456
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
The fund repurchased 548,673 shares of beneficial interest during the year ended November 30, 2022 at an average price per share of $6.39 and a weighted average discount of 8.35% per share. During the year ended November 30, 2021, the fund did not repurchase any shares. Transactions in fund shares were as follows:
	Year ended 11/30/22		Year ended 11/30/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	67,141	$519,885	174,940	$1,498,406
Capital shares repurchased	(548,673)	(3,508,071)	—	—
Net change	(481,532)	$(2,988,186)	174,940	$1,498,406
(6) Loan Agreement
The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2022, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the

Notes to Financial Statements  - continued
reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2023. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to SOFR plus 0.10% plus an agreed upon spread with the option to choose SOFR periods of 1 or 3 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $2,040,042 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2022, the average loan balance was $100,000,000 at a weighted average annual interest rate of 2.04%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,871,350	$244,317,338	$244,518,356	$(287)	$290	$6,670,335

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$167,912	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund

Notes to Financial Statements  - continued
to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS Charter Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 13, 2023

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 6, 2022, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Against/Withheld
Maureen R. Goldfarb	36,594,165.589	813,442.614
Maryanne L. Roepke	35,853,686.589	1,553,921.614
Laurie J. Thomsen	36,595,404.271	812,203.932

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	2023	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	2023	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	2023	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	2024	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	2025	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	2023	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	2024	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	2024	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	2025	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	2025	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	N/A	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	N/A	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	N/A	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	N/A	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	N/A	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	N/A	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	N/A	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	N/A	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	N/A	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	N/A	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	N/A	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	N/A	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
James O. Yost (k) (age 62)	Treasurer	September 1990	N/A	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li Henry Peabody Matt Ryan Michael Skatrud Erik Weisman	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory Agreement
MFS Charter Income Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2021 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of

Board Review of Investment Advisory Agreement - continued
MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 17th out of a total of 31 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 38th out of a total of 38 funds for the one-year period and 24th out of a total of 34 funds for the three-year period ended December 31, 2021. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the three- and five-year periods ended December 31, 2021 and underperformed its custom benchmark for the one-year period ended December 31, 2021 (one-year: 1.0% total return for the Fund versus 1.2% total return for the benchmark; three-year: 8.6% total return for the Fund versus 6.5% total return for the benchmark; five-year: 6.5% total return for the Fund versus 4.8% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action

Board Review of Investment Advisory Agreement - continued
recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MCR

Item 1(b):

A copy of the notice transmitted to the Registrant's shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended November 30, 2022 and 2021, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS Charter Income Trust	64,305	61,052

For the fiscal years ended November 30, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Charter Income Trust	12,907	12,246	255	11,255	64	1,010

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related	520,036	1,275,054	0	0	111,415	110,620
Entities of MFS Charter Income
Trust*

`Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2022		2021
To MFS Charter Income Trust, MFS and			895,107		1,576,885
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as Ex-99.PROXYPOL.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the "Fund"), is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of
			MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio	2012	Investment Officer of MFS; Employed in the investment area of
	Manager		MFS since 2005.
Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment
			management area of MFS since 2003.
David Cole	Below Investment Grade Debt Instruments Portfolio	2006	Investment Officer of MFS; employed in the investment area of
	Manager		MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of
			MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio	2019	Employed in the investment area of MFS since 2018, Portfolio
	Manager		Manager at Man GLG from 2014 to 2018.
Henry Peabody	Investment Grade Debt Instruments Portfolio	2019	Investment Officer of MFS; employed in the investment area of
	Manager		MFS since July 2019; Portfolio Manager and Analyst at Eaton
			Vance Management from 2014 to June 2019.
Matt Ryan	Emerging Markets Debt Instruments Portfolio	2004	Investment Officer of MFS; employed in the investment area of
	Manager		MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio	2018	Investment Officer of MFS; employed in the investment area of
	Manager		MFS since 2013.
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of
			MFS since 2002.

Compensation

MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed- length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, 5-, and 3- year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). As of December 31, 2021, the following benchmarks were used to measure the following portfolio manager's performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Ward Brown	JPMorgan Emerging Markets Bond Index Global
	Philipp Burgener	Bloomberg U.S. Government/Mortgage Index
	David Cole	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index
	Pilar Gomez-Bravo	FTSE World Government Bond Non-Dollar Hedged Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index
Bloomberg U.S. Credit Index
Bloomberg U.S. Government/Mortgage Bond Index
	Andy Li	Bloomberg Global Aggregate Credit Bond Index
	Henry Peabody	Bloomberg Global Aggregate Credit Bond Index
	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

Michael Skatrud	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index
Robert Spector	FTSE World Government Bond Non-Dollar Hedged Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index
Bloomberg U.S. Credit Index
Bloomberg U.S. Government/Mortgage Bond Index
Erik Weisman	FTSE World Government Bond Non-Dollar Hedged Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended November 30, 2022. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Philipp Burgener	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
Henry Peabody	N
Matt Ryan	N
Michael Skatrud	N
Robert Spector	N
Erik Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund's fiscal year ended November 30, 2022:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
		Total			Number of
Name	Number of Accounts	Assets	Number of Accounts	Total Assets	Accounts	Total Assets
Ward Brown	7	$9.6 billion	8	$2.8 billion	7	$1.9 billion

Philipp Burgener	7	$6.6 billion	5	$1.3 billion	2	$92.2 million

David Cole	14	$8.6 billion	9	$4.8 billion	8	$738.0 million

Pilar Bravo-Gomez	5	$3.4 billion	8	$2.4 billion	5	$965.3 million

Andy Li	5	$3.4 billion	8	$2.4 billion	5	$965.3 million

Henry Peabody	12	$21.6 billion	9	$2.8 billion	7	$1.1 billion

Matt Ryan	9	$12.5 billion	10	$3.1 billion	8	$2.1 billion

Michael Skatrud	12	$8.5 billion	8	$836.5 million	5	$398.4 million

Robert Spector	7	$3.7 billion	12	$4.4 billion	47	$2.6 billion

Erik Weisman	7	$5.0 billion	7	$2.4 billion	4	$854.6 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund's portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

			(c) Total Number of	(d) Maximum Number
			Shares Purchased as	(or Approximate
	(a) Total number of	(b) Average	Part of Publicly	Dollar Value) of
Period	Shares Purchased	Price Paid	Announced Plans or	Shares that May Yet
		per Share	Programs	Be Purchased under
				the Plans or Programs

12/01/21-12/31/21	0	N/A	0	4,444,570
1/01/22-1/31/22	0	N/A	0	4,444,570
2/01/22-2/28/22	0	N/A	0	4,444,570
3/01/22-3/31/22	0	N/A	0	4,444,570
4/01/22-4/30/22	31,801	6.85	31,801	4,412,769
5/01/22-5/31/22	196,736	6.60	196,736	4,216,033
6/01/22-6/30/22	179,804	6.30	179,804	4,036,229
7/01/22-7/31/22	9,383	6.36	9,383	4,026,846
8/01/22-8/31/22	0	N/A	0	4,026,846
9/01/22-9/30/22	79,967	6.16	79,967	3,946,879
10/1/22-10/31/22	50,982	6.02	50,982	4,354,319
11/1/22-11/30/22	0	N/A	0	4,354,319
Total	548,673	6.39	548,673

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant's outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2022 plan year is 4,405,301.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2022, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e)Notices to Trust's common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS CHARTER INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 13, 2023

* Print name and title of each signing officer under his or her signature.